SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	90-1116625 (I.R.S. Employer Identification Number)

2590 Walnut Street #6, Denver, Colorado 80205

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	AMMJ	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective December 31, 2021, Terry Buffalo resigned as a director, Chief Executive Officer and Chief Financial Officer of the Registrant. There were no disagreements between the Registrant and Mr. Buffalo regarding the Registrant’s operations, policies, or practices.

(c) On December 31, 2021, the Registrant appointed Ellis Smith, age 45, as Chief Executive Officer and Chief Financial Officer. There was no arrangement or understanding between Mr. Smith and any other person(s) pursuant to which Mr. Smith was selected as an officer. Since the beginning of the Registrant’s last fiscal year and to date, Mr. Smith has not been involved with any related party transaction exceeding $120,000, in which Mr. Smith had or will have a direct or indirect material interest.

From March, 2013 to the present; Ellis Smith, a co-founder of the Company, served as our Chief Development Officer, President, Director and Chairman of the Board. From September 2010 to July 2013, Mr. Smith co-owned Colorado Kind Care LLC d/b/a The Village Green Society, a Colorado based Medical Marijuana Center, where he was responsible for managing the operations and protocols supporting the growth and production of medical marijuana. From 2008 to 2010, Mr. Smith founded and operated The Happy Camper Organics Inc., a medical marijuana company focused on the growth of wholesale cannabis for sale to medical marijuana businesses. From 2005 to 2010, Mr. Smith founded and operated Bluebird Productions, a video production company. Mr. Smith has been published and recognized for his horticultural experience and organic gardening in the cannabis industry, and he is known for assisting in identifying the Hemp Russet Mite and working with SKUNK magazine to educate the industry. Our Board believes Mr. Smith’s qualifications to serve as an executive of the Company and as a member of our Board include his past success in founding and operating businesses, his unique experience in horticultural and organic gardening, and his recognized qualifications in the emerging medical cannabis markets.

Mr. Smith agreed to render services as Chief Financial Officer and Chief Executive Officer to the Registrant, and the Registrant agreed to compensate Mr. Smith with an annual salary of $130,000.00, and 500,000 shares of common stock for his services as Chief Financial Officer and Chief Executive Officer, deemed earned and vested at December 31, 2022.

Effective January 1, 2022, the Registrant reappointed Ellis Smith and Tad Mailander as directors; Ed Horton as Senior Vice-President Marketing and Business Development; Tyler A. Schloesser as the Registrant’s Chief Operations Officer; and, Jon Workman as the Registrant’s Vice-President of Sales, each for a one-year term expiring December 31, 2022.

There was no arrangement or understanding between the Registrant and any other person(s) pursuant to which Messrs. Smith, Mailander, Horton, Schloesser and Workman were selected as directors and officers, respectively. Since the beginning of the Registrant’s last fiscal year and to date, none of the aforementioned persons have been involved with any related party transaction exceeding $120,000, in which they each had or will have a direct or indirect material interest, respectively.

Mr. Tad Mailander

Mr. Mailander, age 66, serves as independent director. Mr. Mailander is an attorney licensed to practice before all of the Courts in the State of California. Mr. Mailander has been in practice since 1991 and is a member of the State Bar of California, the bars of the United States District Court for the Southern District of California, and the United States Court of Appeal for the Ninth Circuit. Mr. Mailander agreed to render services as independent director to the Registrant, and the Registrant agreed to compensate Mr. Mailander with 500,000 shares of common stock deemed earned and vested at December 31, 2022.

Mr. Tyler A. Schloesser

Tyler Schloesser, age 31, attended the University of Colorado at Boulder receiving a double major degree in Psychology and Philosophy. After graduation, Mr. Schloesser worked in the banking industry with Wells Fargo, U.S. Bank and Credit Union of Colorado. Mr. Schloesser’s functions with the Registrant. include developing and maintaining policies, procedures, processes and risk mitigation best practices as well as manage and perform day-to-day internal operational tasks required by the Registrant. Mr. Schloesser agreed to render services as Chief Operations Officer to the Registrant, and the Registrant agreed to compensate Mr. Schloesser with an annual salary of $100,000.00, and 250,000 shares of common stock deemed earned and vested at December 31, 2022.

Mr. Jon Workman

Jon Workman, age 58, graduated from the University of Arkansas at Little Rock in 1989 and was awarded a Bachelor of Business Administration and Marketing. Mr. Workman is a member of the Arkansas Cannabis Industry Association and a Charter Member of the Arkansas Hemp Association. In 2017, the Arkansas Economic Development Commission certified Mr. Workman in its Lean Manufacturing program. Mr. Workman received his HACCP (Hazard Analysis Critical Control Point) & SQF Food Safety Certifications in 2016. Mr. Workman agreed to render services as Vice President of Sales to the Registrant, and the Registrant agreed to compensate Mr. Workman with an annual salary of $78,000.00, and 100,000 shares of common stock deemed earned and vested at December 31, 2022.

Mr. Ed Horton

 Ed Horton, age 58, has been involved in the high tech, CPG data-driven marketing sector his entire career.  From 1987 to 2005, Mr. Horton helped build Acxiom (NASDAQ:ACXM) into a marketing intelligence and database management industry leader. At Acxiom, Mr. Horton was one of twelve leaders on the Company Marketing and Strategic Alliances (supporting 700+ international sales and marketing associates). Mr. Horton received Acxiom’s top Business Development enterprise awards - “Achievement Award,” “Excellence Award” and “Most Strategic Win.” From 2005 to his engagement with the Company, Mr. Horton consulted and advised six start-up companies with an emphasis on re-branding, sales organization, and customer success. From January, 2006-March, 2008, Mr. Horton served as Chief Marketing Officer for CognitiveData. From April 2008 - December 2010, Mr. Horton served as Senior Vice President, Business Development at Vestcom. From 2016-2017, Mr. Horton served as Senior Vice President, Sales & Marketing for SpotRight Inc., with an emphasis on social marketing data and analytics. From 2015-2016 and 2017-2019 Mr. Horton served as Chief Revenue Officer for Metova, with an emphasis on Mobile and iOT Software Development. From July 2019 - February 2021, Mr. Horton servced as Senior Vice President, Marketing & Business Development Geospatial Location Intelligence Data and Services Gadberry Group.

Mr. Horton attended New York University, Leonard Stern School of Business (New York City, New York) Direct Marketing Graduate School 1988 – 1991, and the University of Arkansas, Sam Walton School of Business (Fayetteville, Arkansas) BSBA - Data Processing & Quantitative Analysis 1981- 1985.

The Company agreed to compensate Mr. Horton with an annual salary of $100,000 and the issuance of 250,000 shares of common stock deemed earned and vested at December 31, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are incorporated herein by reference:

Exhibit Number	Description
17.1	Letter from Terry Buffalo dated December 29, 2021. Incorporated by reference from Form 8-K filed January 3, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 10, 2022

AMERICAN CANNABIS COMPANY, INC.

(Registrant)

By: /s/ Ellis Smith

Ellis Smith

Principal Executive Officer